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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2007 to October 31, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

October 31, 2008

Classes A, C, I and W

Global Fund-of-Funds

■ ING Global Target Payment Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Manager's Report	4

Shareholder Expense Examples	7

Report of Independent Registered Public Accounting Firm	8

Statement of Assets and Liabilities	9

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Portfolio of Investments	20

Tax Information	21

Director and Officer Information	22

Advisory Contract Approval Discussion	27

Additional Information	30

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund's website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews
CEO
ING Funds
November 7, 2008

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2008

For a while, as we reached the mid-way point of the fiscal year, it seemed as if the worst of the 10-month long global credit crisis had passed. But by October 31, 2008 the world's credit markets were again staring into an ever deeper abyss of systemic failure. Global equities in the form of the Morgan Stanley Capital International ("MSCI") World® Index(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) plunged 30.90% in the six months ended October 31, 2008, (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 41.85% for the entire fiscal year, measured in US dollars.) In currencies, the dollar appreciated by 19.6% against the euro and 20.30% against the pound in the second half of the fiscal year, as the outlook for the Eurozone and UK economies grew increasingly stark. However, the dollar fell 6.00% against the Japanese yen as carry-trades (essentially short yen positions) were unwound with risk aversion soaring to new levels. The dollar's movement against the euro, pound and Japanese yen for the entire fiscal year was 10.40%, 25.20% and (14.30)%, respectively. The price of oil peaked at about $147 in mid July 2008, but the combination of a strengthening dollar and fading demand drove it to less than half of that price on October 31, 2008.

As explained in our semi-annual report, the Federal Reserve Board (the "Fed") reduced the federal funds rate by a cumulative 325 basis points (or 3.25%) and the discount rate by 400 basis points (or 4.00%) from August 2007 through April 2008. In the wake of Bear Stearns' forced sale to JP Morgan in March, the discount window was opened to other primary dealers. April's near 6.00% rise in global equities seemed like a giant sigh of relief.

But it soon became obvious that little had changed. The housing market continued its inexorable slide, with the Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 major cities reported in October as down a record 16.60%. In September, one in every 475 housing units in the country received a foreclosure notice. Banks continued to restrict credit and 30-year fixed mortgage rates reached a six-year high. By October, payrolls had fallen for nine consecutive months and the unemployment rate rose to 6.10%, a five-year high. Third quarter gross domestic product ("GDP") registered its first decline since 2001.

Yet it was more crises in the financial sector that brought matters to a head.

In September 2008, the U.S. Department of the Treasury ("Treasury") took control of the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), putting them into "conservatorship". Merrill Lynch and Wachovia were forced into the arms of stronger institutions, with official encouragement. Global insurer AIG received a massive government loan of $85 billion. But Lehman Brothers was left to file for Chapter 11 protection.

It was soon realized that allowing Lehman Brothers to fall threatened to turn a credit crisis into a credit market collapse. Short term Lehman Brothers commercial paper was widely held in money market funds, which now showed signs of turning their backs on commercial credit all together.

So, after more than one year of the credit crisis, nothing that had been tried had worked. The U.S. Government was now in the position of choosing winners and losers among financial institutions. Credit markets faced systemic collapse. A systemic remedy was called for.

On Friday, September 19, 2008, Treasury Secretary Paulson proposed a Troubled Asset Relief Plan ("TARP") under which a $700 billion fund would be set up to buy illiquid mortgage securities from financial institutions. The following month he announced that $250 billion of the TARP fund would be used to recapitalize nine banks (evidently whether they liked it or not) and that the Federal Deposit Insurance Corporation ("FDIC") would guarantee inter-bank debt.

Since then the London Interbank Offered Rate ("LIBOR") has fallen every day and for now it appears that economies and markets will be able to confront the inevitable recession with at least a functioning credit system. But it was close.

Market movements for the period were defined by the trauma of its final two months.

In US fixed income markets, the Lehman Brothers® U.S. Aggregate Bond ("LBAB") Index(3) of investment grade bonds fell 3.60% in the six month period ended October 31, 2008 (+0.30% for the entire fiscal year). But high yield bonds, represented by the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(4), acted more like equities, returning (24.90)% for the six month period ended October 31, 2008 (-25.40% for the entire fiscal year).

U.S. equities, represented by the Standard & Poor's Composite Stock Price 500® ("S&P 500®") Index(5) including dividends, returned (29.30)% for the six month

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2008

period ended October 31, 2008 (down 36.10% for the entire fiscal year). Profits for S&P 500® companies suffered their fourth straight quarter of decline, led down by the financials sector. Amid record volatility, the low point was reached on October 27, 2008, after which the index recovered 14.00% to month-end.

In international markets, the MSCI Japan® Index(6) dropped 36.90% in the six months through October 31, 2008 (-46.70% for the entire fiscal year). The export dependent economy suffered from slowing global demand and a rising yen, while high food and (until later) energy prices, plus political deadlock, sapped domestic confidence. Japan's longest postwar expansion came to an end with a quarterly decline in GDP of 0.70%. The MSCI Europe ex UK® Index(7) slumped 31.9% for the six months through October 31, 2008 (-41.80% for the entire fiscal year), beset by sharply falling economic activity and inflation at a 16-year high causing the European Central Bank ("ECB") to raise interest rates as late as July. But by October 2008, with GDP officially in decline, the ECB was reducing them again. In the UK, the MSCI UK® Index(8) fell 25.50% for the six months through October 31, 2008 (-32.70% for the entire fiscal year). Quarterly GDP declined by 0.50%, the most in sixteen years. The slide in house prices was accelerating. As everywhere else, lenders were tightening their rules and banks were in trouble. As our fiscal year ended, the government was buying large stakes in banks for its own account.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL TARGET PAYMENT FUND

PORTFOLIO MANAGERS' REPORT

ING Global Target Payment Fund's (the "Fund") primary investment objective is to meet its managed payment policy while seeking to preserve investors' capital over the long term. The Fund's secondary investment objective is to seek the potential for long-term capital appreciation. The Fund invests in a combination of other ING Funds ("Underlying Funds") according to target allocations. The Fund is managed by Paul Zemsky, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Fund's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Fund's assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by ING Investment Management Co. The performance of the Fund reflects the performance of the Underlying Funds in which it invests.

There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or over weighted in assets or a market with significant declines.

Performance: From its inception on July 1, 2008, the Fund's Class A shares, excluding sales charges, provided a total return of (23.39)% compared to the Dow Jones Moderate Index — Global Series(1) and the Composite Index(2) which returned (21.22)% and (23.08)% for the same period.

The Fund's underperformance relative to the benchmark can be attributed to the Underlying Funds' underperformance relative to their respective benchmarks: ING Intermediate Bond Fund, ING Emerging Countries Fund, ING Tactical Asset Allocation Fund and ING Small Company Fund. Funds which added to aggregate performance were ING Global Real Estate Fund, ING Global Equity Dividend Fund, ING Disciplined International SmallCap Fund, ING MidCap Opportunities Fund and ING International Index Plus Fund.

A good deal of the underperformance of the Fund arose due to differences in the makeup of the benchmark, the Dow Jones Moderate Index — Global Series, and the holdings of the Fund. Specifically, the Dow Jones Moderate Index — Global Series contains 60% of equity, versus the 70% equity target in the Fund, and with equity performing poorly relative to bonds during the period, this hurt the Fund when compared to Dow Jones Moderate Index — Global Series. In addition, the Dow Jones Moderate Index — Global Series holds no real estate or international small cap, two particularly hard-hit asset classes during the period.

Current Strategy and Outlook: The global economic forecast has become decidedly more negative following the last several months. The National Bureau of Economic Research has determined that the United States entered a recession during December 2007, and it appears that this recession may be the most severe since that in 1981-82. It is our view, however, that the extreme market movements of recent months are due to de-leveraging by hedge funds and other investors, rather than an exceptionally pessimistic outlook for the economy. We believe the market has reached a bottom, although we expect the coming months to continue to be volatile.

Target Allocations
as of October 31, 2008
(as a percent of net assets)

Large Cap Domestic	16.5%
Mid Cap Domestic	5.0%
Small Cap Domestic	5.0%
Developed International Markets	23.5%
International Small Cap	5.0%
Emerging Markets	10.0%
Real Estate	5.0%
Fixed Income	30.0%

Portfolio holdings are subject to change daily.

(1)  The Dow Jones Moderate Index — Global Series is an unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes ("CMACs"): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Global Moderate Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

(2)  The Composite Index is comprised of the asset class indices that correspond with the particular asset classes in which the Fund invests and their benchmark weightings. See page 6 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGER'S REPORT

ING GLOBAL TARGET PAYMENT FUND

Cumulative Total Returns for the Periods Ended October 31, 2008
	Since Inception of Classes A, I, and W July 1, 2008	Since Inception of Class C August 29, 2008
Including Sales Charge:
Class A(1)	(27.80)%	—
Class C(2)	—	(22.67)%
Class I	(23.22)%	—
Class W	(23.43)%	—
Excluding Sales Charge:
Class A	(23.39)%	—
Class C	—	(21.89)%
Class I	(23.22)%	—
Class W	(23.43)%	—
Dow Jones Moderate Index — Global Series(3)	(21.22)%	(20.58	)%(5)
Composite Index(4)	(23.08)%	(20.93	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Target Payment Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(3) The Dow Jones Moderate Index — Global Series is an unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes ("CMACs"): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Global Moderate Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

(4) The Composite Index is comprised of the asset class indices that correspond with the particular asset classes in which the Fund invests and their benchmark weightings. See page 6 for additional information.

(5) Since Inception performance for the indices is shown from September 1, 2008.

ING GLOBAL TARGET PAYMENT FUND

ADDITIONAL INFORMATION

The Fund seeks to obtain its investment objective by investing in a combination of Underlying Funds according to its target allocations. The Fund is managed by ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Sub-Adviser uses the ING Global Target Payment Fund Composite Index ("Composite Index") as a benchmark to which it compares the performance of the Fund. The Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

	Standard & Poor's 500® Composite Stock Price Index(1)	Standard & Poor's MidCap 400 Index(2)	Standard & Poor's SmallCap 600 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East® Index(4)	Morgan Stanley Capital International Europe, Australasia and Far East® Small Cap Index(5)	Morgan Stanley Capital International Emerging Markets IndexSM(6)	Standard & Poor's/ Citigroup World Property Index(7)	Lehman Brothers® U.S. Aggregate Bond Index(8)
ING Global Target Composite Index	Payment Fund 16.5%	5.0%	5.0%	23.5%	5.0%	10.0%	5.0%	30.0%

(1)  The Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index") is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)  The Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") is an unmanaged market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.

(3)  The Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index") is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(4)  The Morgan Stanley Capital International Europe, Australasia and Far East® Index ("MSCI EAFE® Index") is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5)  The Morgan Stanley Capital International Europe, Australasia and Far East® Small Cap Index ("MSCI EAFE® Small Cap Index") is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

(6)  The Morgan Stanley Capital International Emerging Markets IndexSM ("MSCI EM IndexSM") is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(7)  The Standard & Poor's/Citigroup World Property Index is an unmanaged market-weighted total return index, which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(8)  The Lehman Brothers® U.S. Aggregate Bond Index ("LBAB Index") is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed, asset backed and corporate debt securities.

The following table illustrates the asset allocations of the Fund to the underlying asset class target allocation ranges as of October 31, 2008.

Underlying Asset Allocation Targets(9)	ING Global Target Payment Fund
Equity Stock	50	% — 100%
Fixed-Income Investments	0	% — 50%
Cash Equivalents	0	% — 10%

(9)  Fund's current approximate target allocation ranges (expressed as a percentage of its net assets). As these are target allocation ranges, the actual allocations of the Fund's assets may deviate from the ranges shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

All indices are unmanaged.
An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008. The Fund's expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Global Target Payment Fund	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Annualized Expense Ratio(3)	Expenses Paid During the Period Ended October 31, 2008*
Actual Fund Return
Class A(1)	$1,000.00	$766.10	0.47%	$1.39
Class C(2)	1,000.00	781.10	1.22	1.90
Class I(1)	1,000.00	767.80	0.22	0.65
Class W(1)	1,000.00	765.70	0.22	0.65
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.77	0.47%	$2.39
Class C	1,000.00	1,019.00	1.22	6.19
Class I	1,000.00	1,024.03	0.22	1.12
Class W	1,000.00	1,024.03	0.22	1.12

*  Expenses are equal to the Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

(1)  Commencement of operations was July 1, 2008. Expenses paid reflect the 123 day period ended October 31, 2008.

(2)  Commencement of operations was August 29, 2008. Expenses paid reflect the 64 day period ended October 31, 2008.

(3)  The annualized expense ratios do not include expenses of Underlying Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Global Target Payment Fund, a series of ING Series Fund, Inc., as of October 31, 2008, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from July 1, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the transfer agent and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Target Payment Fund as of October 31, 2008, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 29, 2008

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008

ASSETS:
Investments in affiliated underlying funds*	$24,400,110
Cash	272,064
Receivables:
Fund shares sold	42,333
Interest	7
Prepaid expenses	90,039
Reimbursement due from manager	79,942
Total assets	24,884,495
LIABILITIES:
Payable for fund shares redeemed	11,503
Income distribution payable	136,480
Payable to affiliates	9,124
Payable for directors fees	520
Other accrued expenses and liabilities	20,853
Written options^	5,132
Total liabilities	183,612
NET ASSETS	$24,700,883
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$32,579,617
Distribution in excess of net investment income	(453,828)
Accumulated net realized loss on investments and written options	(10,837)
Net unrealized depreciation on investments and written options	(7,414,069)
NET ASSETS	$24,700,883
* Cost of investments in affiliated underlying funds	$32,061,064
^ Premiums received on written options	$252,017

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008 (CONTINUED)

Class A:
Net assets	$23,217,527
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,098,282
Net asset value and redemption price per share	$7.49
Maximum offering price per share (5.75%)(1)	$7.95
Class C:
Net assets	$385,229
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	50,092
Net asset value and redemption price per share(2)	$7.69
Maximum offering price per share	$7.69
Class I:
Net assets	$2,257
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	301
Net asset value and redemption price per share	$7.50
Maximum offering price per share	$7.50
Class W:
Net assets	$1,095,870
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	146,423
Net asset value and redemption price per share	$7.48
Maximum offering price per share	$7.48

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS

July 1, 2008(1) to October 31, 2008
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$197,182
Interest	21
Total investment income	197,203
EXPENSES:
Investment management fees	7,073
Distribution and service fees:
Class A	21,205
Class C	454
Transfer agent fees	8,751
Administrative service fees	8,842
Shareholder reporting expense	3,094
Registration fees	4,757
Professional fees	20,852
Custody and accounting expense	4,421
Directors fees	884
Offering expense	40,342
Miscellaneous expense	1,661
Total expenses	122,336
Net waived and reimbursed fees	(79,997)
Net expenses	42,339
Net investment income	154,864
REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Sale of affiliated underlying funds	(246,804)
Written options	235,967
Net realized loss on affiliated underlying funds and written options	(10,837)
Net change in unrealized appreciation or depreciation on:
Affiliated underlying funds	(7,660,954)
Written options	246,885
Net change in unrealized depreciation on affiliated underlying funds and written options	(7,414,069)
Net realized and unrealized loss on affiliated underlying funds and written options	(7,424,906)
Decrease in net assets resulting from operations	$(7,270,042)

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

July 1, 2008(1) to October 31, 2008
FROM OPERATIONS:
Net investment income	$154,864
Net realized loss on affiliated underlying funds and written options	(10,837)
Net change in unrealized depreciation on affiliated underlying funds and written options	(7,414,069)
Decrease in net assets resulting from operations	(7,270,042)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(577,616)
Class C	(4,191)
Class I	(63)
Class W	(26,822)
Total distributions	(608,692)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	33,427,388
Reinvestment of distributions	323,429
33,750,817
Cost of shares redeemed	(1,171,200)
Net increase in net assets resulting
from capital share transactions	32,579,617
Net increase in net assets	24,700,883
NET ASSETS:
Beginning of period	—
End of period	$24,700,883
Distribution in excess of net investment income at end of period	$(453,828)

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

ING GLOBAL TARGET PAYMENT FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class C	Class I	Class W
	July 1, 2008(1) to October 31, 2008	August 29, 2008(1) to October 31, 2008	July 1, 2008(1) to October 31, 2008	July 1, 2008(1) to October 31, 2008
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	9.95	10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.06	0.02	0.06	0.07
Net realized and unrealized loss on investments	$(2.37)	(2.19)	(2.35)	(2.38)
Total from investment operations	$(2.31)	(2.17)	(2.29)	(2.31)
Less distributions from:
Net investment income	$0.20	0.09	0.21	0.21
Total distributions	$0.20	0.09	0.21	0.21
Net asset value, end of period	$7.49	7.69	7.50	7.48
Total Return(2)%	(23.39)	(21.89)	(23.22)	(23.43)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$23,218	385	2	1,096
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(4)%	1.37	2.12	1.12	1.12
Net expenses after expense waiver(3)(4)(5)%	0.47	1.22	0.22	0.22
Net investment income after expense waiver(3)(4)(5)%	1.73	2.17	1.95	2.18
Portfolio turnover rate %	7	7	7	7

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  Expense ratios do not include expenses of Underlying Funds.

(5)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the "Company") was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company. There are sixteen separate active investment series, which comprise the Company. This report is for ING Global Target Payment Fund ("Global Target Payment" or the "Fund") which is a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund's portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to the Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. The valuations of the Fund's investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Fund are expensed as incurred. Costs incurred with the offering of the shares of the Fund are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

D.  Forward Foreign Currency Transactions and Futures Contracts. Certain Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. Certain Underlying Funds may enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies or to help protect an Underlying Fund assets against adverse changes in foreign currency exchange rates. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Certain Underlying Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Underlying Fund. When the contract is closed, the Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Fund records distributions to its shareholders on ex-dividend date. Dividends from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund's managed payment policy ("Managed Payment Policy") is designed to make consistent payments once per month throughout each calendar year. Under the Managed Payment Policy, the dollar amount of the Fund's scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund's performance over the previous three years. Please see the "Additional Information" section for information regarding the Fund's Managed Payment Policy.

F.  Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Certain Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Certain Underlying Funds have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, an Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to an Underlying Fund in the event an Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral. An Underlying Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in an Underlying Fund.

J.  Options Contracts. The Fund and/or certain Underlying Funds may purchase put and call options and may write (sell) put options and covered call options. The Fund and certain Underlying Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to generate gains from options premiums. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund and certain Underlying Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sale of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Fund or an Underlying Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund or an Underlying Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund or an Underlying Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market or from the inability of counterparties to meet the terms of the contract.

K.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the period ended October 31, 2008, the cost of purchases and proceeds from the sales of the Underlying Funds were $33,990,919 and $1,736,089, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC ("ING Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement ("Management Agreement") between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of the Fund.

ING Funds Services, LLC ("IFS") acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Funds Distributor, LLC ("IFD" or "Distributor") is the principal underwriter for the Fund. ING Investments has engaged ING Investment Management Co. ("ING IM" or the "Sub-Adviser"), a Connecticut corporation, to serve as the Sub-Adviser. The Distributor, IFS, ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank's core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep's Debt/Equity ratio.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the "Plans"), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Funds' shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class C
0.25%	1.00%

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended October 31, 2008, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$31,227	N/A
Contingent Deferred Sales Charges	—	$161

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2008, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
$1,692	$2,115	$5,317	$9,124

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At October 31, 2008, Reliastar Life Insurance Company, an indirect wholly-owned subsidiary of ING Groep, owned 76.06% of the Fund.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan ("Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement ("Expense Limitation Agreement") with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Class A(1)	Class C(1)	Class I(1)	Class W(1)
1.30%	2.05%	1.05%	1.05%

(1) These operating expense limits take into account operating expenses incurred at the Underlying Fund level.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

As of October 31, 2008, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

October 31,
2009	2010	2011	Total
$—	$—	$5,683	$5,683

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 8 — WRITTEN OPTIONS

Transactions in written options for the period ended October 31, 2008 were as follows:

	Number of Contracts	Premiums Received
Balance at Inception	—	$—
Options Written	126,927	557,226
Options Terminated in Closing Purchase Transactions	(3,164)	(75,971)
Options Expired	(83,110)	(229,238)
Balance at 10/31/08	40,653	$252,017

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A	Class C	Class I	Class W
	July 1, 2008(1) to October 31, 2008	August 29, 2008(1) to October 31, 2008	July 1, 2008(1) to October 31, 2008	July 1, 2008(1) to October 31, 2008
Number of Shares
Shares sold	3,117,777	51,988	298	225,386
Reinvestment of distributions	31,310	488	3	2,330
Shares redeemed	(50,805)	(2,384)	—	(81,293)
Net increase in shares outstanding	3,098,282	50,092	301	146,423

Shares sold	$30,775,313	$488,684	$2,981	$2,160,410
Reinvestment of distributions	298,971	4,043	30	20,385
Shares redeemed	(415,011)	(19,232)	—	(736,957)
Net increase	$30,659,273	$473,495	$3,011	$1,443,838

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 10 — CONCENTRATION OF RISKS

Investment by Funds-of-Funds. Each of the Underlying Funds' shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund or Underlying Funds' investments.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders and the tax-basis components of distributable earnings will be determined after the Fund's initial tax year-end of December 31, 2008.

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that will be subject to examination by these jurisdictions is the Fund's initial tax year of 2008.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of October 31, 2008, management of the Fund has determined SFAS No. 157 will not materially impact the manner in which the Fund determines the value of investments but will require additional disclosures.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

On September 12, 2008, the FASB issued FASB Staff Position ("FSP") No. 133-1 and FASB Interpretation Number ("FIN") 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161." The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others," to require an additional disclosure about the current status of the payment/performance risk of a guarantee. This amendment of FIN 45 reflects the Board's belief that instruments with similar risks should have similar disclosures. These amendments are effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. As of October 31, 2008, management of the Fund is currently assessing the impact of adopting FSP No. 133-1 and FIN 45-4.

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2008, the Fund declared dividends of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0500	December 2, 2008	November 26, 2008
Class C	0.0440	December 2, 2008	November 26, 2008
Class I	0.0520	December 2, 2008	November 26, 2008
Class W	0.0520	December 2, 2008	November 26, 2008

On November 11, 2008, the Board approved an extension of the unsecured committed revolving line of credit agreement (the "Credit Agreement") with Citibank, N.A. for an aggregate amount of $100,000,000. Effective November 18, 2008, the Fund is a party to the Credit Agreement. The Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin.

  PORTFOLIO OF INVESTMENTS
ING GLOBAL TARGET PAYMENT FUND  AS OF OCTOBER 31, 2008

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 98.8%
208,375	ING Disciplined International Small Cap Fund - Class I		$1,143,981
154,454	ING Emerging Countries Fund - Class I		2,488,256
137,471	ING Global Equity Dividend Fund - Class I		1,206,992
92,745	ING Global Real Estate Fund - Class I		1,165,810
756,013	ING Index Plus International Equity Fund - Class I		4,853,601
821,103	ING Intermediate Bond Fund - Class I		7,357,089
103,989	ING MidCap Opportunities Fund - Class I		1,213,551
118,709	ING Small Company Fund - Class I		1,231,014
524,518	ING Tactical Asset Allocation Fund - Class I		3,739,816
Total Investments in Securities (Cost $32,061,064)*		98.8%	$24,400,110
Other Assets and Liabilities - Net		1.2	300,773
Net Assets		100.0%	$24,700,883

*  Cost for federal income tax purposes is $32,258,563.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(7,858,453)
Net Unrealized Depreciation	$(7,858,453)

ING Global Target Payment Fund Written OTC Call Options open on October 31, 2008:

Number of Contracts	Counterparty	Description	Expiration Date	Strike Price/Rate		Premiums Received	Value
37,933	Citigroup Global Markets Inc.	iShares MSCI EAFE Index	11/06/08	50.22	USD	$115,316	$(933)
624	Citigroup Global Markets Inc.	S&P 400® Midcap Index	11/06/08	632.81	USD	25,665	(286)
696	Citigroup Global Markets Inc.	Russell 2000 Index	11/06/08	595.91	USD	26,546	(467)
1,400	Citigroup Global Markets Inc.	S&P 500® Index	11/06/08	1,056.89	USD	84,490	(3,446)
						$252,017	$(5,132)

Total Premiums Received:	$252,017
Total Liabilities for Call Options Written:	$5,132

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Character of distributions will be determined after Fund's initial tax year-end of December 31, 2008. Distributions paid during the period ended October 31, 2008 were as follows:

Fund Name	Per Share Amount
ING Global Target Payment Fund
Class A	$0.2000
Class C	$0.0880
Class I	$0.2080
Class W	$0.2080

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund's tax year end of December 31, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.

For the tax year ending December 31, 2008, the Fund does not expect any of the 2008 distributions to be characterized as return of capital.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Complex(2) Overseen by Director	Other Directorships held by Director/ Trustee
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1998 - present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	38	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 73	Director	April 1994 - present	Retired. Self-Employed Consultant (June 2000 - Present).	38	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 1991 - present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	38	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	January 2003 - present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	38	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	December 2007 - present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation (April 1973- March 2008)	38	None.

Directors who are "Interested Persons:"

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	December 2007 - present	President and Chief Executive Officer, ING Investments, LLC(4) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001- December 2003).	208	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(5), ING Funds Services, LLC(6), ING Investments, LLC(4) and ING Pilgrim Funding, Inc. (December 2006 - Present).

Fredric (Rick) A. Nelson III(3) 230 Park Avenue New York, New York 10169 Age: 51	Director	December 2007 - present	Chief Investment Officer, ING (April 2003 - Present)	38	None.

(1)  Directors serve until their successors are duly elected and qualified.

(2)  For the purposes of this table (except for Mr. Mathews), "Fund Complex" means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio. For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

(3)  "Interested person," as defined in the 1940 Act, by virtue of this Director's affiliation with any of the Funds, ING or any of ING's affiliates.

(4)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(5)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(6)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	December 2006 - present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	April 2002 - present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2002 - present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	Executive Vice President March 2006 - Present Chief Compliance Officer November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 - present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(5) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 - present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Ct 06103 Age: 36	Vice President	September 2007 - present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	March 2003 - present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	June 2008 - present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services(3) (March 2005 - March 2008); Tax Senior, ING Funds Services(3) (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	September 2003 - present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	September 2003 - present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	June 2008 - present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Directed Services LLC is the sucessor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS FOR THE ING GLOBAL TARGET PAYMENT FUND

Section 15 of The Investment Company Act of 1940, as amended (the "1940 Act") provides, in substance, that, each new investment advisory agreement and sub-advisory agreement for a mutual fund must be approved by the board of directors of the fund, including a majority of the directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund. Consistent with this requirement of the 1940 Act, the Board of Directors of ING Series Fund, Inc. (the "Company") has established a process for considering the advisory and sub-advisory arrangements for any new series of the Company prior to the commencement of its operations.

Overview of the Review Process

At a meeting held on December 19, 2007, the board of directors (the "Directors" or the "Board") of the Company, including all of the independent directors who are not "interested persons" of the Company (the "Independent Directors"), authorized the establishment of the ING Global Target Payment Fund (the "Target Payment Fund"), as a portfolio series of the Company, to operate within the ING complex of mutual funds (the "ING Funds").(1)

In connection with the establishment of the Target Payment Fund, the Board, including all of the Independent Directors, also voted to approve (i) an investment advisory agreement (the "Advisory Agreement") for the Target Payment Fund with ING Investments, LLC (the "Adviser"), (ii) a sub-advisory agreement (the "Sub-Advisory Agreement" and collectively with the Advisory Agreement, the "Agreements") between the Adviser and ING Investment Management Co. ("IIM" or the "Sub-Adviser") with respect to the Target Payment Fund. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors.

The Contracts Committee recommended approval of each of the Agreements after completing an extensive review of information received from the Adviser and the Sub-Adviser in connection with the establishment of the Target Payment Fund and as part of the annual contract approval process for other ING Funds advised and sub-advised by the Adviser and the Sub-Adviser, respectively. Such information included the following: (1) comparative data regarding management fees, including data regarding the fees charged by the Adviser and the Sub-Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Target Payment Fund; (2) comparative data regarding the proposed expense ratio of the Target Payment Fund and the expense ratio of a selected peer group of similar funds (the "Selected Peer Group"); (3) copies of the form of advisory agreement and the form of sub-advisory agreement; (4) copies of the codes of ethics of the Adviser and of the Sub-Adviser, together with information relating to the manner in which each code is administered; (5) financial statements of the Adviser and of the Sub-Adviser; (6) profitability analyses for the Adviser and its affiliated companies with respect to the Target Payment Fund; (7) descriptions of the qualifications of the investment personnel expected to be responsible for managing the Target Payment Fund and their responsibilities with respect to managing other accounts or mutual funds; (8) descriptions of the services expected to be provided to the Target Payment Fund, including the investment strategies and techniques used by the Sub-Adviser in managing the Target Payment Fund; (9) data relating to brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Target Payment Fund's brokerage; (10) descriptions of the business continuity and disaster recovery plans of the Adviser and the Sub-Adviser; (11) descriptions of various compliance programs of the Adviser and the Sub-Adviser, including the Adviser's programs for monitoring and enforcing compliance with the ING Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; and (12) other information relevant to an evaluation of the nature, extent and quality of the services expected to be provided by the Adviser and the Sub-Adviser in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Directors. The Contracts Committee relied upon this information in evaluating the qualifications of the Adviser and the Sub-Adviser to manage the Target Payment Fund.

(1) We note that at the time of the authorization the Target Payment Fund was operating under the name "ING Global Income Builder Fund."

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In addition, the Contracts Committee considered information relating specifically to the investment objective and investment policies of the Target Payment Fund and the ability of the Adviser and Sub-Adviser to pursue the Target Payment Fund's investment objective by implementing these investment policies. Prior to voting to recommend approval of the Advisory Agreement and the Sub-Advisory Agreement for the Target Payment Fund, the Contracts Committee and/or the Board received presentations from the Adviser and the Sub-Adviser regarding the investment strategies to be used in pursuing the Target Payment Fund's investment objective.

The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout this process. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and the Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services that will be provided to the Target Payment Fund by the Adviser and the Sub-Adviser. Specifically, the Board considered the quantity and quality of the resources available to provide such services and the qualifications of the individuals that will be responsible for performing various investment services for the Target Payment Fund. The Board also considered the quality of the compliance programs of the Adviser and of the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser will monitor for compliance with the investment policies and restrictions of the Target Payment Fund, the Codes of Ethics of the Adviser and of the Sub-Adviser with respect to personal trading by employees with access to portfolio information, and other compliance related matters. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board noted that, in connection with its annual contract review process, it had considered a variety of other matters bearing on the nature, extent and quality of the services provided to all of the ING Funds, including the actions taken by the Adviser and its affiliated companies to administer the ING Funds' policies and procedures for valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board had also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the ING Funds, including fees and expenses for transfer agency, custody and audit services. The Board specifically noted that the Adviser and its affiliated companies have significantly reduced the brokerage costs of the ING Funds and their portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the ING Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of mutual funds in the ING complex of funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Target Payment Fund may realize because the Target Payment Fund is part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services to be provided by the Adviser and the Sub-Adviser for the Target Payment Fund, taken as a whole, can be expected to be consistent with the terms of the Advisory Agreement and the Sub-Advisory Agreement and that the fees to be paid for such services are fair and reasonable.

The Board noted that the Target Payment Fund has no prior performance record. The Board considered the performance achieved by the Sub-Adviser in managing similar funds. Based on this information, the Board concluded that the Sub-Adviser can be expected to achieve satisfactory performance in managing the portfolio of the Target Payment Fund.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Fee, Sub-Advisory Fee and Expenses

Consideration was given to the proposed contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Target Payment Fund to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Target Payment Fund's proposed management fee and total expense ratio, as compared to its proposed Selected Peer Group. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services to be provided in managing the Target Payment Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory Agreement and the Sub-Advisory Agreement. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded that the management fee to be charged to the Target Payment Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Target Payment Fund is reasonable.

Profitability

The Board considered information relating to the revenues, expenses, and profits expected to be realized by the Adviser and its affiliated companies attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Target Payment Fund both with and without the profitability of the distributor of the Target Payment Fund and both before and after giving effect to any expenses expected to be incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and the affiliated Sub-Adviser in the aggregate attributable to managing and operating the Target Payment Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, will derive from their relationships with the Target Payment Fund, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by the Sub-Adviser of "soft dollar" benefits from the Target Payment Fund's brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits expected to be realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Target Payment Fund are reasonable.

In considering the reasonableness of the management fee of the Target Payment Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Target Payment Fund's Adviser and its affiliated companies, on the one hand, and by the Target Payment Fund, on the other hand, as the assets of the Target Payment Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more other new funds, along with the Target Payment Fund. The Board also reviewed information regarding the projected expense ratio of the Target Payment Fund in light of projected changes in the assets of the Target Payment Fund, noting that, as the assets of the Target Payment Fund increase, the fixed expenses of the Target Payment Fund, as a percentage of the total assets of the Target Payment Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Target Payment Fund. Based upon the foregoing, the Board concluded that the fee schedule for the Target Payment Fund can be expected to result in an equitable sharing among the Target Payment Fund, the Adviser and the Sub-Adviser of the benefits from economies of scale as assets grow.

ADDITIONAL INFORMATION (Unaudited)

MANAGED PAYMENT POLICY

The Fund's Managed Payment Policy is designed to provide level monthly payments throughout each calendar year, with payments adjusted once a year each January based on the Fund's performance over the previous three years and the Sub-Adviser's assessment of the Fund's objectives and market conditions.

The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund's Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an annual payment rate ("Annual Payment Rate") determined by the Fund's Sub-Adviser; and (ii) the Fund's performance over the previous three years.

After 2008, each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: i) the Annual Payment Rate determined within a range of 5.00%–7.00% for the Class A shares, 5.25%–7.25% for the Class I and W shares and 4.25%–6.25% for the Class C shares based on the Sub-Adviser's assessment of market conditions and its allocation views; and ii) the average month end value of a reference account holding shares of the Fund (plus shares received with respect to reinvestment of any special distributions of income or capital gains) over the previous three calendar years (or if shorter, since inception) ("Trailing Average Account Value"), for each share class.

While the Fund's level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the annual payment rate and the trailing average account value, one or both of which may change from year to year.

Please note that the Fund's Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund's current NAV per share or a fixed percentage of a shareholder's current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.

MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS

In each calendar year, the Fund's 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions ("Special Distributions") are not factored into the Fund's managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

RETURN OF CAPITAL

Pursuant to the Fund's Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund's payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund's shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund
ING Money Market Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
330 West 9th Street
Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-AGTPALL    (1008-122308)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $35,302 for year ended October 31, 2008 and $38,000 for year ended October 31, 2007.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for the year ended October 31, 2008 and $55,195 for the year ended October 31, 2007.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $14,558 in the year ended October 31, 2008 and $10,380 in the year ended October 31, 2007.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $5,000 in the year ended October 31, 2008 and $0.00 in the year ended October 31 2007.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

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not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved:December 18, 2007

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January  1, 2008 through December 31, 2008

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

(2)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	☒		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:    2008

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

11

(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,168,685 for year ended October 31, 2008 and $218,030 for year ended October 31, 2007.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

12

Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 8, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 8, 2009

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